                                                              Exhibit 99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Guinness Atkinson Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of Guinness Atkinson Funds for the period ended June 30, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Guinness Atkinson Funds Trust for the stated period.


/s/ James J. Atkinson, Jr.                    /s/ Rita Dam
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James J. Atkinson, Jr.                        Rita Dam
President, Guinness Atkinson Funds            Treasurer, Guinness Atkinson Funds

Dated: September 7, 2005
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Guinness Atkinson Funds for purposes of the Securities Exchange Act of 1934.